                                                                    Exhibit 99.2



                              [LOGO] INDEPENDENCE
                                        COMMUNITY BANK CORP.


                                  Merger with


                                   Statewide
                                Financial Corp.



                                 April 13, 1999

FORWARD LOOKING INFORMATION

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Independence Community Bank Corp. ("Independence") and Statewide Financial Corp. ("Statewide") and assuming the consummation of the merger, a combined Independence and Statewide, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger; and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increase significantly; (iv) costs related to the integration of the business of Independence and Statewide are greater than expected; (v) changes in the interest rate environment reduces interest margins; (vi) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (vii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (viii) changes may occur in the securities market.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

TRANSACTION SUMMARY

TRANSACTION:                     Merger of Independence Community
                                 ("Independence") and Statewide Financial
                                 ("Statewide")

ACCOUNTING TREATMENT:            Purchase (goodwill amortized over 15 years
                                 straight-line)

CONSIDERATION MIX:               Cash/stock election, subject to proration

TRANSACTION VALUE:               $25.31 per Statewide share based on ICBC's
                                 closing price on April 12, 1999

                                 $108 million in aggregate consideration

MARKET PREMIUM:                  19% based on Statewide's closing price on
                                 4/12/99

MANAGEMENT:                      Statewide CEO, Victor Richel, becomes Vice
                                 Chairman of Independence and joins the Board of
                                 Directors

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

TRANSACTION SUMMARY (CONT'D)
SYNERGIES:                       $7.8 million pre-tax fully-realized (approximately
                                 40% of Statewide's total non-interest expenses)

RESTRUCTURING CHARGE:            Approximately $25.5 million after-tax

LOCK-UP AGREEMENT:               Independence has the option to acquire 19.9% of
                                 Statewide's common shares outstanding under
                                 certain circumstances

DUE DILIGENCE:                   Completed

EXPECTED CLOSING:                First quarter calendar 2000


[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

CALCULATION OF TRANSACTION VALUE PER SHARE

-    Cash component equal to $25.25 for 50% of Statewide's shares

- Stock component based on a fixed exchange ratio of 2.0612 shares for 50% of Statewide's shares

- All Statewide shareholders will receive the same value based on Independence's average stock price at closing


                    [CALCULATION OF TRANSACTION VALUE CHART]


                  Independence Average Stock Price at Closing

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

STRATEGIC RATIONALE

  - Creates New Jersey franchise with over $1 billion in deposits
         - Logical follow-on acquisition after Broad National
         - Operates in urban markets with demographics similar to Independence and Broad National's markets
         - Provides strong presence in Jersey City to complement Broad's operations in Elizabeth and Newark

  - Financially attractive
         - 3.6% accretive to GAAP EPS in ICBC's fiscal year ended March 31, 2002
         - 8.8% accretive to cash EPS in fiscal year ended March 31, 2002
         - Strong IRR
         - Potential value in Statewide's goodwill lawsuit

  - In-market transaction offering synergy opportunities
         - Achievable expense savings (40%of Statewide's total non-interest expense) and no revenue enhancements factored in
         - Successful acquisition and integration history at Independence

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

  - Provides additional platform to leverage Independence's multi-family lending capabilities

  - Purchase accounting allows Independence to continue, subject to certain limitations, its existing share repurchase program
         - Maintain balance sheet flexibility

  - Effective leveraging of Independence's excess capital from conversion

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

FAVORABLY PRICED RELATIVE TO COMPARABLE TRANSACTIONS

                                       INDEPENDENCE/STATEWIDE             COMPARABLE
                                            MULTIPLES                   TRANSACTIONS(a)
                                            ---------                   ---------------
Price/Market Value (1 day prior)             19.46%                         14.22%

Price/Book Value                             1.74x                           2.04x

Price/Tangible Book                          1.74x                           2.22x

Price/LTM Earnings                          21.63x(b)                       22.55x

Deposit Premium                             11.08%                          17.29%

(a) Average multiples for Mid-Atlantic thrift transactions with announced deal values between $50 million and $250 million since January 1, 1997. Source:
     SNL Securities L.P.

(b)  Excludes $1.9 million pre-tax non-recurring charge.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

OVERVIEW OF STATEWIDE FINANCIAL

     -  HEADQUARTERS:                Jersey City, New Jersey

     -  HISTORY:                     Founded in 1943

     -  TICKER/EXCHANGE:             SFIN/NASDAQ

     -  SENIOR MANAGEMENT:           Chairman, President & CEO - Victor M. Richel

     -  CORE BANKING MARKETS:        Operates in northern New Jersey metro markets:

                                     Jersey City (7 Branches)

                                     Elizabeth (2 Branches)

                                     Other Markets (7 Branches)

     -  PRIMARY BUSINESSES:          Retail banking
                                     Business banking

     -  BRANCHES:                    16 full-service branches

     -  ATMS:                        13

     -  GOODWILL LAWSUIT:            Statewide has a pending goodwill lawsuit relating to the
                                     elimination of $18.7 million of supervisory goodwill

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

OVERVIEW OF STATEWIDE FINANCIAL - FINANCIAL CONDITION/PERFORMANCE
($ IN MILLIONS)

                                      FOR THE YEAR ENDED DECEMBER 31 (AS STATED)
                                      ------------------------------------------
                                1998            1997            1996            1995
                                ----            ----            ----            ----
  Total Assets                  $718            $675            $636            $559
  Loans, net                     366             333             325             196
  Deposits                       444             444             457             438
  Total Equity                    60              65              67              72
  Net Income                     3.5             5.6             3.2             2.5

  Equity/Assets                 8.43%           9.61%          10.52%          12.94%

  ROAA                          0.54%(*)        0.82%           0.49%           0.50%
  ROAE                          5.65(*)         8.74            4.67            7.31
  Efficiency Ratio             77.32           65.91           81.65           77.47
  Net Interest Margin           3.46            3.77            3.45            3.52

  Reserves/NPLs               122.73%         113.18%          95.43%          57.66%
  NPAs/Assets                   0.42            0.44            0.52            1.12
  Reserves/Loans                0.83            0.85            0.80            1.66


(*) Excluding $1.9 million pre-tax charge incurred related to the write-off of premium on mortgage backed securities, ROAA and ROAE for 1998 would have been 0.73% and 7.67%, respectively.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

Enhanced Market Share in New Jersey for Independence

                         [ENHANCED MARKET SHARE GRAPH]

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

STRENGTHENING INDEPENDENCE'S NEW JERSEY FRANCHISE
($ IN THOUSANDS)

                                INDEPENDENCE                     STATEWIDE                              PRO FORMA
                                ------------                     ---------                              ---------
  CITY                    BRANCHES         DEPOSITS      BRANCHES          DEPOSITS       BRANCHES      DEPOSITS          RANK
  ----                    --------         --------      --------          --------       --------      --------          ----
NEWARK                       7             $318,951         --                   --          7        $  318,951            3
ELIZABETH                    2              100,601          2             $115,523          4           216,124            5
JERSEY CITY                  1                4,191          7              197,431          8           201,622            6
SECAUCUS                    --                   --          1               44,763          1            44,763            6
LIVINGSTON                   1               36,352         --                   --          1            36,352            9
EAST ORANGE                  1               31,628         --                   --          1            31,628            2
NORTH ARLINGTON              1               25,516          1                  495          2            26,011            5
MILLBURN                     1               25,127         --                   --          1            25,127            8
GARWOOD                     --                   --          1               21,721          1            21,721            2
LODI                        --                   --          1               19,637          1            19,637            7
FANWOOD                     --                   --          1               16,613          1            16,613            3
PERTH AMBOY                  1               16,062         --                   --          1            16,062            5
CLIFFSIDE PARK              --                   --          1               13,102          1            13,102            6
HOBOKEN                     --                   --          1               11,190          1            11,190           10
KEARNY                       1                7,480         --                   --          1             7,480           10
                           ---             --------         --             --------         --        ----------           --
        TOTAL               16             $565,908         16             $440,475         32        $1,006,383
                           ===             ========         ==             ========         ==        ==========           ==

(*) Data as of June 30, 1998. Pro forma for pending acquisitions. Source: SNL Securities, L.P.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

STRONG PRO FORMA FINANCIAL POSITION
($ IN MILLIONS)

                                                                    AT DECEMBER 31, 1998
                                                                    --------------------
                                           INDEPENDENCE           BROAD          STATEWIDE        PRO FORMA(a)
                                           ------------           -----          ---------        ------------
BALANCE SHEET ITEMS
   Total Assets                              $5,270(b)             $685             $718             $6,539
   Total Loans                                3,303                 360              369              4,032
   Total Deposits                             3,412                 575              444              4,431
   Intangibles                                   49                   0                0                223
   Equity                                       870(b)               45               61                870
   Reserves for Loans Losses                     44                   8                3                 55

CAPITAL RATIOS
   Equity/Assets                              16.51%(b)            6.64%            8.43%             13.31%
   Tang. Common Equity/Assets                 15.72(b)             6.62             8.42              10.24

ASSET QUALITY
   NPAs/Assets                                 0.76%               0.89%            0.42%              0.74%
   Loan Loss Reserve/NPLs                    110.73              142.59           122.73             115.18
   Loan Loss Reserve/NPAs                    109.85              135.71           101.43             112.52

(a) At 12/31/98, includes impact of non-recurring charges and other purchase accounting adjustments.

(b)  Adjusted for 2.70 million shares repurchased in January.


[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

INDEPENDENCE IS A PROVEN ACQUIROR
($ IN MILLIONS)

   - INDEPENDENCE HAS A STRONG TRACK RECORD OF SUCCESSFULLY COMPLETING AND INTEGRATING ACQUISITIONS:

                                                    ASSETS/
            DATE                                   DEPOSITS      PURCHASE
          ACQUIRED        TARGET                   ACQUIRED       PRICE
          --------        ------                   --------       -----
          Pending    Broad National                  $575          $138

          4/25/97    Apple Bank Deposits               66           N/A

          3/15/96    First Nationwide Deposits        616           N/A

           1/3/96    Bay Ridge Bancorp                588          $130

           4/7/92    Long Island City                 340            80

          3/27/92    State Savings - RTC              221           N/A

   - STATEWIDE WILL BE INTEGRATED THREE TO FOUR MONTHS FOLLOWING BROAD

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

EXPECTED SYNERGIES
($ IN THOUSANDS, PRE-TAX)

  - 50% OF THE PROJECTED PRE-TAX SYNERGIES WILL BE ACHIEVED IN INDEPENDENCE'S FY2001 AND 100% IN FY2002

                                          1999
                                       PROJECTED         ESTIMATED           %
                                        EXPENSES          SAVINGS         SAVINGS
                                        --------          -------         -------
           Retail Banking                $5,884             $95               2%

           Lending                        2,977             606              20

           Operations                     2,959           1,494              50

           Finance                        2,105             698              33

           Corporate                      5,572           4,906              88
                                        -------          ------              --
               Total                    $19,498          $7,799              40%
                                        =======          ======              ==

  - NO REVENUE ENHANCEMENTS HAVE BEEN ASSUMED IN MANAGEMENT'S PROJECTIONS
         - SIGNIFICANT OPPORTUNITY EXISTS FOR INDEPENDENCE TO PENETRATE THE MULTI-FAMILY LENDING MARKET IN JERSEY CITY AND ELIZABETH

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

RESTRUCTURING CHARGE
($ IN THOUSANDS, AFTER-TAX)

                                                         TOTAL
                                                         -----
                      Termination Costs                $22,538

                      Other Restructuring Charge         3,000
                                                       -------
                           Total                       $25,538
                                                       =======

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

ACCRETIVE TO INDEPENDENCE GAAP AND CASH EPS IN FY2002(*)
($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  INDEPENDENCE FISCAL YEAR
                                                  ------------------------
                                                   2001              2002
                                                   ----              ----
         Independence Earnings                   $ 57,945          $ 64,319
         Statewide Earnings                         6,176             6,855
                                                 --------          --------
              Combined Earnings                  $ 64,121          $ 71,175

         Cost Savings (after-tax)                $  2,336          $  4,673
         Cost of Cash Financing                    (3,867)           (3,867)
         Intangible Amortization                   (4,760)           (4,760)
         Other                                       (806)             (588)
                                                 --------          --------
              Pro Forma Earnings                 $ 57,025          $ 66,633
                                                 ========          ========

              Pro Forma Projected EPS            $   0.89          $   1.03
                                                 ========          ========

              GAAP Accretion / (Dilution)           (1.59)%            3.60%
              Cash Accretion / (Dilution)            5.21              8.83

(*) Proforma for acquisition of Broad National and assumes full realization of synergies.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

Summary

 - In-market acquisition

 - Accretive to GAAP and cash EPS

 - Attractive IRR

 - Further opportunity for Independence to penetrate multi-family lending market in key Northern New Jersey urban markets

 - Creates New Jersey franchise with over $1 billion in deposits

 - Effective use of excess capital

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

                                    Appendix

ATTRACTIVE DEPOSIT BASE(a)


                          [COST OF DEPOSITS GRAPHICS]


(a) Deposit balances as of December 31, 1998. Cost of deposits, net interest spread and net interest margin for ICBC are for the nine months ended December 31, 1998 and for BNBC and SFIN, the year ended December 31, 1998.

(b)  Pro forma for Broad National.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

ATTRACTIVE DEPOSIT BASE(a)
($ IN THOUSANDS)

                                                                                                                 Independence
                                         Independence              Broad                  Statewide                Pro Forma
                                         ------------              -----                  ---------              ------------
                                     Total      Percent      Total       Percent       Total     Percent       Total       Percent
                                     -----      -------      -----       -------       -----     -------       -----       -------
Interest Free                     $   94,877      2.8%     $114,266       19.9%      $ 33,153      7.4%      $  242,296      5.5%

Savings, MMKT & Interest Demand    1,503,578     44.0       252,973       44.0        239,447     54.0        1,995,998     45.0

CDs                                1,813,771     53.2       207,825       36.1        171,105     38.6        2,192,701     49.5
                                  ----------    -----      --------      -----       --------    -----       ----------    -----
Total                             $3,412,226    100.0%     $575,064      100.0%      $443,705    100.0%      $4,430,995    100.0%
                                  ==========    =====      ========      =====       ========    =====       ==========    =====

Cost of Deposits                                 3.96%                    2.96%                   3.38%                     3.78%

Net Interest Spread                              2.80%                    3.77%                   2.97%                     2.91%

Net Interest Margin                              3.54%                    4.59%                   3.46%                     3.64%

(a) Deposit balances as of December 31, 1998. Cost of deposits, net interest spread and net interest margin for ICBC are for the nine months ended December 31, 1998 and for BNBC and SFIN, the year ended December 31, 1998.


[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

LOAN PORTFOLIO COMPOSITION(a)


                           [YIELD ON LOANS GRAPHICS]


(*) Independence total loans before subtracting deferred loan fees of $11.9 million.

(a) Loan balances as of December 31, 1998. Yield on loans for ICBC is for the nine months ended December 31, 1998 and for BNBC and SFIN, the year ended December 31, 1998.

(b)  Pro forma for Broad National.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]

LOAN PORTFOLIO COMPOSITION(a)
($ IN THOUSANDS)

                                                                                                       Independence
                                Independence               Broad               Statewide                 Pro Forma
                                ------------               -----               ---------               ------------
                              Total      Percent      Total     Percent     Total      Percent       Total      Percent
                              -----      -------      -----     -------     -----      -------       -----      -------
1-4 Family Mortgages       $  491,299      14.8%    $ 46,764      13.0%    $200,145      54.2%    $  738,208      18.3%

Multi-Family Mortgages      2,058,594      62.1            0       0.0       21,679       5.9      2,080,273      51.4

Commercial Real Estate        220,564       6.7      158,020      43.9       37,746      10.2        416,330      10.3

Cooperative Apartment         425,374      12.8            0       0.0            0       0.0        425,374      10.5

Consumer                       84,874       2.6       67,444      18.7       40,904      11.1        193,222       4.8

Commercial & Industrial        33,700       1.0       88,161      24.5       20,985       5.7        142,846       3.5

Mortgage Warehouse                  0       0.0            0       0.0       47,752      12.9         47,752       1.2
                           ----------     -----     --------     -----     --------     -----     ----------     -----
Total(*)                   $3,314,405     100.0%    $360,389     100.0%    $369,211     100.0%    $4,044,005     100.0%
                           ==========     =====     ========     =====     ========     =====     ==========     =====
Yield on Loans                             7.64%                  8.90%                  7.94%                    7.78%

(*) Independence total loans before subtracting deferred loan fees of $11.9 million.

(a) Loan balances as of December 31, 1998. Yield on loans for ICBC is for the nine months ended December 31, 1998 and for BNBC and SFIN, the year ended December 31, 1998.

[INDEPENDENCE COMMUNITY BANK CORP. LOGO]
[STATEWIDE FINANCIAL CORP. LOGO]